UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2021
____________________
Bottomline Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Commission file number: 000-25259

Delaware		02-0433294
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

325 Corporate Drive		03801-6808
Portsmouth,	New Hampshire	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (603) 436-0700

(Former Name or Former Address, if Changed Since Last Report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, $.001 par value per share	EPAY	The Nasdaq Global Select Market

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On November 18, 2021, the Company held its 2021 Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, each of the three proposals put forth by the Company was approved by stockholders. The specific proposals, and the respective voting results, are noted below.
On the specific proposals:
1.Stockholders voted to re-elect Michael J. Curran, Peter W. Gibson, and Joseph L. Mullen as Class II Directors, each to serve until the 2024 Annual Meeting of Stockholders.
2.Stockholders approved the Company's executive compensation in a non-binding advisory vote commonly referred to as "say-on-pay".
3.Stockholders ratified the selection of Ernst & Young LLP as the Company's registered public accounting firm for the fiscal year ending June 30, 2022.
The respective voting results for each of the proposals approved by the stockholders were as follows:
Proposal 1
Stockholders voted to re-elect the Company's three nominees as Class II Directors, each to serve until the 2024 Annual Meeting of Stockholders.

	For	Withheld	Broker non-votes
Re-elected Michael J. Curran	38,818,410	73,746	2,043,551
Re-elected Peter W. Gibson	27,105,699	11,786,457	2,043,551
Re-elected Joseph L. Mullen	38,455,867	436,289	2,043,551
Proposal 2
Stockholders approved the Company's executive compensation in a non-binding advisory vote commonly referred to as "say-on-pay".

For	Against	Abstain	Broker non-votes
34,873,732	3,358,452	659,972	2,043,551
Proposal 3
Stockholders ratified the selection of Ernst & Young LLP as the Company's registered public accounting firm for the fiscal year ending June 30, 2022.

For	Against	Abstain
40,482,799	430,070	22,838

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOTTOMLINE TECHNOLOGIES, INC.

November 19, 2021	By:	/s/ Eric K. Morgan
Eric K. Morgan
Executive Vice President, Global Controller